Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of iShares Trust

In planning and performing our audits of the financial statements of the funds of iShares Trust, as listed in the attached Appendix A, (hereafter referred to as the "Funds") as of and for the year ended July 31, 2014, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and trustees of the fund; and (3)  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Funds' internal control over financial reporting and their operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of July 31, 2014.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
San Francisco, California
September 25, 2014

Appendix A

iShares Trust

iShares FTSE China ETF
iShares China Large-Cap ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares Developed Small-Cap ex North America ETF
iShares MSCI Kokusai ETF
iShares MSCI Far East Financials ETF
iShares MSCI Emerging Markets Financials ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Qatar Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares North American Tech-Software ETF
iShares North American Natural Resources ETF
iShares NYSE Composite ETF
iShares NYSE 100 ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI Asia ex-Japan Minimum Volatility ETF
iShares Target Date Retirement Income ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Conservative Allocation ETF
iShares Moderate Allocation ETF
iShares Growth Allocation ETF
iShares Aggressive Allocation ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Morningstar Multi-Asset Income ETF
iShares Core MSCI Europe ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF

iShares FTSE China ETF
iShares China Large-Cap ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares Developed Small-Cap ex North America ETF
iShares MSCI Kokusai ETF
iShares MSCI Far East Financials ETF
iShares MSCI Emerging Markets Financials ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Qatar Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares North American Tech-Software ETF
iShares North American Natural Resources ETF
iShares NYSE Composite ETF
iShares NYSE 100 ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI Asia ex-Japan Minimum Volatility ETF
iShares Target Date Retirement Income ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Conservative Allocation ETF
iShares Moderate Allocation ETF
iShares Growth Allocation ETF
iShares Aggressive Allocation ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Morningstar Multi-Asset Income ETF
iShares Core MSCI Europe ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF

iShares FTSE China ETF
iShares China Large-Cap ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares Developed Small-Cap ex North America ETF
iShares MSCI Kokusai ETF
iShares MSCI Far East Financials ETF
iShares MSCI Emerging Markets Financials ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Qatar Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares North American Tech-Software ETF
iShares North American Natural Resources ETF
iShares NYSE Composite ETF
iShares NYSE 100 ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI Asia ex-Japan Minimum Volatility ETF
iShares Target Date Retirement Income ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Conservative Allocation ETF
iShares Moderate Allocation ETF
iShares Growth Allocation ETF
iShares Aggressive Allocation ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Morningstar Multi-Asset Income ETF
iShares Core MSCI Europe ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF

iShares FTSE China ETF
iShares China Large-Cap ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares Developed Small-Cap ex North America ETF
iShares MSCI Kokusai ETF
iShares MSCI Far East Financials ETF
iShares MSCI Emerging Markets Financials ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Qatar Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares North American Tech-Software ETF
iShares North American Natural Resources ETF
iShares NYSE Composite ETF
iShares NYSE 100 ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI Asia ex-Japan Minimum Volatility ETF
iShares Target Date Retirement Income ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Conservative Allocation ETF
iShares Moderate Allocation ETF
iShares Growth Allocation ETF
iShares Aggressive Allocation ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Morningstar Multi-Asset Income ETF
iShares Core MSCI Europe ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF

iShares FTSE China ETF
iShares China Large-Cap ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares Developed Small-Cap ex North America ETF
iShares MSCI Kokusai ETF
iShares MSCI Far East Financials ETF
iShares MSCI Emerging Markets Financials ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Qatar Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares North American Tech-Software ETF
iShares North American Natural Resources ETF
iShares NYSE Composite ETF
iShares NYSE 100 ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI Asia ex-Japan Minimum Volatility ETF
iShares Target Date Retirement Income ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Conservative Allocation ETF
iShares Moderate Allocation ETF
iShares Growth Allocation ETF
iShares Aggressive Allocation ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Morningstar Multi-Asset Income ETF
iShares Core MSCI Europe ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF